       1                                                   Exhibit 10.11

                             THIRD AMENDMENT
                                   TO
                            CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated effective as of August 14, 1997, is among PARACELSUS HEALTHCARE CORPORATION, a California corporation (the "BORROWER"), each of the banks or other lending institutions which is a party to the Credit Agreement (as hereinafter defined) (individually, a "LENDER" and, collectively, the "LENDERS") and is a signatory to this Amendment, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as lead agent for the Lenders (the "AGENT"), BANQUE PARIBAS, a bank organized and existing under the laws of the Republic of France, as documentation agent for the Lenders (the "DOCUMENTATION AGENT"), NATIONSBANK OF TEXAS, N.A., a national banking association, as managing agent for the Lenders (the "MANAGING AGENT") and CREDIT LYONNAIS NEW YORK BRANCH and TORONTO-DOMINION (TEXAS), INCORPORATED, as co-agents for the Lenders (the "CO-AGENTS").

                                RECITALS:

     A. The Borrower, the Lenders, the Agent, the Documentation Agent, the Managing Agent and the Co-Agents previously executed or otherwise became parties to that certain Credit Agreement dated as of August 16, 1996, as amended by that certain First Amendment to Credit Agreement dated (except as otherwise provided therein) as of April 14, 1997 and that certain Second Amendment to Credit Agreement dated (except as otherwise provided therein) as of August 14, 1997 (as so amended, the "CREDIT AGREEMENT").

     B. The parties hereto desire to amend the definition of the term "Required Lenders" in the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto (which shall include the all Lenders) hereby agree as follows:

                                ARTICLE 1

                               DEFINITIONS

     Section 1.1 DEFINITIONS. All defined terms used in this Amendment but not defined herein shall have the meanings therefor set forth in the Credit Agreement as amended by this Amendment.

                                ARTICLE 2

                               AMENDMENTS

     Section   2.1   AMENDED  AND  RESTATED  DEFINITION.   The  following
definition set forth in SECTION 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          " 'REQUIRED LENDERS' means, at any date of determination, Lenders having in the aggregate at least 66 % (in dollar amount as to any one or more of the following) of the sum of the aggregate outstanding Revolving Credit Loans Commitments (or, if such

     Commitments have terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans and the aggregate Letter of Credit Liabilities)."

                                ARTICLE 3

                              MISCELLANEOUS

     Section 3.1 RATIFICATION AND CONFIRMATION OF LIENS. The Borrower hereby ratifies and confirms all of its indebtedness, liabilities and obligations under, and all of its Liens granted pursuant to or evidenced by, each of the Security Documents and other Loan Documents to which it is a party.

     Section 3.2 COSTS. The Borrower shall pay all reasonable fees, costs and expenses incurred by the Agent and the Documentation Agent in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions contemplated hereby, including without limitation the reasonable fees and expenses of counsel to the Agent and the Documentation Agent.

     Section 3.3 HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 3.4 EFFECT OF THIS AMENDMENT. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, to the Credit Agreement shall be deemed to mean and refer to the Credit Agreement as amended by this Amendment.

     Section 3.5 COUNTERPARTS. This Amendment may be executed in one or more counterparts, by means of facsimile or otherwise, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

     SECTION 3.6 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES) AND APPLICABLE LAWS OF THE UNITED STATES.

     Section 3.7 NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE ENTIRE AGREEMENT BETWEEN AND AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

     IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Amendment effective as of the day and year first above written.

                              THE BORROWER:

                              PARACELSUS HEALTHCARE CORPORATION


                              By: /s/ Deborah H. Frankovich
                              Name:  Deborah H. Frankovich
                              Title: Senior Vice President & Treasurer


                              THE AGENTS AND THE LENDERS:

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Agent


                              By: /s/ David Price
                              Name: David Price
                              Title: Vice President


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as a Lender and as Issuing Bank


                              By: /s/ Edward S. Han
                              Name: Edward S. Han
                              Title: Vice President


                              By: /s/ Edward S. Han
                              Name: Edward S. Han
                              Title: Vice President



                              BANQUE PARIBAS, as Documentation Agent
                                  and as a Lender

                              By: /s/ Glenn E. Mealey
                              Name: Glenn E. Mealey
                              Title: Vice President


                              By: /s/ Timothy A. Donnon
                              Name: Timothy A. Donnon
                              Title: Regional General Manager





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                            NATIONSBANK OF TEXAS, N.A., as Managing
                                  Agent and as a Lender


                              By: /s/ Brad W. DeSpain
                              Name: Brad W. DeSpain
                              Title: Senior Vice President


                              AMSOUTH OF ALABAMA


                              By: /s/ David Z. Blackstone
                              Name: David Z. Blackstone
                              Title: Senior Vice President


                              BANK OF NEW YORK



                              By: /s/ Lisa Y. Brown
                              Name: Lisa Y. Brown
                              Title: Vice President


                              THE BANK OF NOVA SCOTIA



                              By: /s/ A.T.D. Clarke
                              Name: A.T.D. Clarke
                              Title: Senior Manager


                              CREDIT LYONNAIS NEW YORK BRANCH,
                                  as Co-Agent and as a Lender



                              By: /s/ Farboud Tavangar
                              Name: Farboud Tavangar
                              Title: First Vice President

                              CORESTATES BANK, N.A.


                              By: /s/ Anne D. Brehony
                              Name: Anne D. Brehony
                              Title: Vice President

                              FUJI BANK LIMITED


                              By: /s/ Philip C. Lauinger III
                              Name: Philip C. Lauinger III
                              Title: Vice President & Manager

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                              FLEET NATIONAL BANK



                              By: /s/Ginger Stolzenthaler
                              Name: Ginger Stolzenthaler
                              Title: Senior Vice President

                              KEY BANK OF UTAH



                              By:/s/ Craig L. Haverlock
                              Name: Craig L Haverlock
                              Title: Vice President

                              THE LONG-TERM CREDIT
                                  BANK OF JAPAN, LTD.



                              By: /s/ Koh Takemoto
                              Name: General Manager
                              Title:

                              MELLON BANK, N.A.



                              By: /s/ Ryan Busch
                              Name: Ryan Busch
                              Title: Assistant Vice President

                              PNC BANK, N.A.



                              By: /s/ Thomas J. McCool
                              Name: Thomas J. McCool
                              Title: Senior Vice President

                              TORONTO-DOMINION (TEXAS), INCORPORATED,
                              as Co-Agent and as a Lender


                              By: /s/ Neva Nesbitt
                              Name: Neva Nesbitt
                              Title: Vice President


                              UNION BANK OF CALIFORNIA, N.A.


                              By: /s/ Lynn E. Vine
                              Name: Lynn E. Vine
                              Title: Vice President